Exhibit 4.15

DESCRIPTION OF THE REGISTRANT'S SECURITIES

REGISTERED PURSUANT TO SECTION 12 OF THE

SECURITIES EXCHANGE ACT OF 1934

For purposes of this exhibit, references to “we,” “our” and “our Company” refer only to Pennsylvania Real Estate Investment Trust and not to any of its subsidiaries.

DESCRIPTION OF COMMON SHARES

The following description of the Company’s common shares of beneficial interest is intended as a summary only. This description is based upon and is qualified by reference to our Trust Agreement and By-laws and applicable Pennsylvania law. Our Trust Agreement and By-laws are incorporated by reference as exhibits into the Annual Report on Form 10-K of which this exhibit is a part.

Authorized Common Shares

Under our Trust Agreement, we have the authority to issue up to 200,000,000 shares of beneficial interest, $1.00 par value per share, and up to 25,000,000 preferred shares.

Description of Common Shares

Voting, Dividend and Other Rights. Subject to the provisions of our Trust Agreement regarding excess shares, (1) the holders of our common shares are entitled to one vote per share on all matters voted on by shareholders, including elections of trustees, and (2) subject to the rights of holders of any preferred shares, the holders of our common shares are entitled to a pro rata portion of any distributions declared from time to time by our board of trustees from funds available for those distributions, and upon liquidation are entitled to receive pro rata all of the assets available for distribution to those holders. We generally must be current in our dividend payments on our currently outstanding Series B Preferred Shares, Series C Preferred Shares and Series D Preferred Shares in order to pay dividends on our common shares. The majority of common shares voting on a matter at a meeting at which at least a majority of the outstanding shares are present in person or by proxy constitutes the act of the shareholders, except with respect to the election of trustees (see below). Our Trust Agreement permits the holders of securities of our affiliates to vote with our shareholders on specified matters, and the partnership agreement of our operating partnership grants that right to certain holders of currently outstanding partnership units of our operating partnership, with respect to fundamental changes in us (i.e., mergers, consolidations and sales of substantially all of our assets). Shareholders do not have any pre-emptive rights to purchase our securities.

Our Trust Agreement provides that our board of trustees may authorize the issuance of multiple classes and series of shares of beneficial interest and classes and series of preferred shares having preferences to the existing shares in any matter, including rights in liquidation or to dividends and conversion rights (including shareholder rights plans), and other securities having conversion rights, and may authorize the creation and issuance by our subsidiaries and affiliates of securities having conversion rights in respect of our shares. Accordingly, the rights of holders of our existing common shares are subject and junior to preferred rights of our existing and outstanding preferred shares, as to dividends and in liquidation (and other such matters) and will be subject and junior to any subsequently authorized preferred shares or class of preferred shares to the extent set forth in the designating amendment with respect to such preferred shares.

Board of Trustees. Members of our board of trustees are elected at our annual meeting of shareholders to serve until the subsequent annual meeting of shareholders and until their respective successors have been duly elected and have qualified. Our Trust Agreement does not provide for cumulative voting in the election of trustees, and the candidates receiving the highest number of votes are elected to the office of trustee, subject to the majority voting provisions contained in our corporate governance guidelines.

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Trustee Nomination Process. Our Trust Agreement provides that nominations for election to the office of trustee at any annual or special meeting of shareholders shall be made by the trustees or by shareholders. Shareholder notice of a nomination of a trustee candidate for election at an annual meeting must generally be delivered not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s meeting, and for election at an annual meeting that is not within 30 days of such anniversary date or for a special meeting, not later than 10 days following the date on which notice of the meeting is mailed or disclosed publicly, whichever comes first. Shareholders making nominations of trustee candidates must hold at least two percent (2%) of the outstanding common shares. Nominations not made in accordance with the procedures in the Trust Agreement will not be considered.

Limited Liability of Shareholders

Our Trust Agreement provides that shareholders, to the fullest extent permitted by applicable law, are not liable for any act, omission or liability of a trustee and that the trustees have no power to bind shareholders personally. Nevertheless, there may be liability in some jurisdictions that may decline to recognize a business trust as a valid organization. With respect to all types of claims in any such jurisdiction, and with respect to tort claims, certain contract claims and possible tax claims in jurisdictions where the business trust is treated as a partnership for certain purposes, shareholders may be personally liable for such obligations to the extent that we do not satisfy those claims. In jurisdictions other than the Commonwealth of Pennsylvania, we conduct substantially all of our business through entities recognized in the relevant jurisdiction to limit the liability of equity owners. We carry insurance in amounts that we deem adequate to cover foreseeable claims.

Restrictions on Ownership

Among the requirements for qualification as a REIT under the Internal Revenue Code, or the Code, are (1) not more than 50% in value of our outstanding shares, including the common shares (after taking into account options to acquire shares), may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year, (2) the shares must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year, and (3) certain percentages of our gross income must be from particular activities. In order to continue to qualify as a REIT under the Code, our board of trustees has adopted, and our shareholders have approved, provisions of our Trust Agreement that restrict the ownership and transfer of shares, or the Ownership Limit Provisions.

The Ownership Limit Provisions provide that no person may beneficially own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.9% of any separate class of our shares. The trustees may exempt a person from the Ownership Limit Provisions with a ruling from the Internal Revenue Service or an opinion of counsel or our tax accountants to the effect that such ownership will not jeopardize our status as a REIT.

Issuance or transfers of shares in violation of the Ownership Limit Provisions or which would cause us to be beneficially owned by fewer than 100 persons are void ab initio and the intended transferee acquires no rights to the shares.

In the event of a purported transfer or other event that would, if effective, result in the ownership of shares in violation of the Ownership Limit Provisions, such transfer or other event with respect to that number of shares that would be owned by the transferee in excess of the Ownership Limit Provisions are automatically exchanged for an equal number of excess shares, or the Excess Shares, authorized by our Trust Agreement, according to the rules set forth therein, to the extent necessary to ensure that the purported transfer or other event does not result in the ownership of shares in violation of the Ownership Limit Provisions. Any purported transferee or other purported holder of Excess Shares is required to give written notice to us of a purported transfer or other event that would result in the issuance of Excess Shares.

Excess Shares are not treasury shares but rather continue as issued and outstanding shares of beneficial interest. While outstanding, Excess Shares will be held in trust. The trustee of such trust shall be our Company. The beneficiary of such trust shall be designated by the purported holder of the Excess Shares. Excess Shares are not entitled to any dividends or distributions. If, after the purported transfer or other event resulting in an exchange of shares of beneficial interest for Excess Shares and prior to our discovery of such exchange, dividends or distributions are paid with respect to the shares that were exchanged for Excess Shares, then such dividends or

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distributions are to be repaid to us upon demand. Excess Shares participate ratably (based on the total number of shares and Excess Shares) in any liquidation, dissolution or winding up of our Company. Except as required by law, holders of Excess Shares are not entitled to vote such shares on any matter. While Excess Shares are held in trust, any interest in that trust may be transferred by the trustee only to a person whose ownership of shares will not violate the Ownership Limit Provisions, at which time the Excess Shares will be automatically exchanged for the same number of shares of the same type and class as the shares for which the Excess Shares were originally exchanged. Prior to any transfer of any interest in the Excess Shares held in trust, the purported transferee or other purported holder, as the case may be, must give advance notice to us of the intended transfer and we must waive in writing our purchase rights. Our Trust Agreement contains provisions that are designed to ensure that the purported transferee or other purported holder of Excess Shares does not receive in return for such a transfer an amount that reflects any appreciation in the shares for which Excess Shares were exchanged during the period that such Excess Shares were outstanding. Any amount received by a purported transferee or other purported holder in excess of the amount permitted to be received must be paid to our Company. If the foregoing restrictions are determined to be invalid by any court of competent jurisdiction, then the intended transferee or holder of any Excess Shares may be deemed, at our option, to have acted as an agent on our behalf in acquiring such Excess Shares and to hold such Excess Shares on our behalf.

Our Trust Agreement further provides that Excess Shares shall be deemed to have been offered for sale to our Company at the lesser of (1) the price paid for the shares by the purported transferee or, in the case of a gift, devise or other transaction, the market price for such shares at the time of such gift, devise or other transaction or (2) the market price for the shares on the date we or our designee exercises its option to purchase the Excess Shares. We may purchase such Excess Shares during a 90-day period, beginning on the date of the violative transfer if the original transferee-shareholder gives notice to us of the transfer or, if no notice is given, the date the board of trustees determines that a violative transfer or other event resulting in an exchange of shares for the Excess Shares has occurred.

Each shareholder, upon demand, is required to disclose to us in writing such information with respect to the direct, indirect and constructive ownership of shares as the board of trustees deems necessary to comply with the provisions of our Trust Agreement or the Code applicable to a REIT or to comply with the requirements of any taxing authority or governmental agency. Certificates or recorded book entries representing shares of any class or series issued after September 29, 1997 will bear a legend or have a notation referring to the restrictions described above.

Registrar and Transfer Agent

The registrar and transfer agent for our common shares is EQ Shareowner Services.

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DESCRIPTION OF PREFERRED SHARES OF BENEFICIAL INTEREST

The following description of the Company’s outstanding preferred shares of beneficial interest, each issued as a separate class, is intended as a summary only. These descriptions are based upon our Trust Agreement, including the designating amendments to our Trust Agreement, setting forth the terms of our Series B Preferred Shares, our Series C Preferred Shares, and our Series D Preferred Shares, our By-laws and applicable Pennsylvania law. Our Trust Agreement, designating amendments and By-laws are incorporated by reference into this Annual Report on Form 10-K of which this exhibit is a part.

General

Our Trust Agreement provides that we may issue up to 25,000,000 preferred shares. Our Trust Agreement authorizes our Board of Trustees to increase or decrease the number of authorized shares without shareholder approval.

In April 2012, we issued 4,600,000 8.25% Series A Cumulative Redeemable Perpetual Preferred Shares (the “Series A Preferred Shares”) in a public offering at a price of $25.00 per share. In October 2012, we issued 3,450,000 7.375% Series B Cumulative Redeemable Perpetual Preferred Shares (the “Series B Preferred Shares”) in a public offering at a price of $25.00 per share. In January 2017, we issued 6,900,000 7.20% Series C Cumulative Redeemable Perpetual Preferred Shares (the “Series C Preferred Shares”) in a public offering at a price of $25.00 per share. In September and October 2017, we issued an aggregate of 5,000,000 6.875% Series D Cumulative Redeemable Perpetual Preferred Shares (the “Series D Preferred Shares”) in a public offering at a price of $25.00 per share.

On April 20, 2017 and October 11, 2017, the Series A Preferred Shares and the Series B Preferred Shares, respectively, became redeemable at our option at $25.00 per share plus any accrued and unpaid dividends. In October 2017, we used a portion of the net proceeds from the offering of our Series D Preferred Shares to redeem all of our then outstanding Series A Preferred Shares.

We may not redeem the Series C Preferred Shares or the Series D Preferred Shares before January 27, 2022 and September 15, 2022, respectively, except to preserve our status as a REIT or upon the occurrence of a change of control, as defined in the Trust Agreement addenda designating the Series C Preferred Shares and Series D Preferred Shares, respectively. On each such date, the respective class of securities will become redeemable at our option at $25.00 per share plus any accrued and unpaid dividends.

Subject to the limitations prescribed by Pennsylvania law and our Trust Agreement and By-Laws, our Board of Trustees is authorized to establish the number of shares constituting each class or series of preferred shares and to fix the designations and powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, including such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution of the Board of Trustees or a duly authorized committee thereof.

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7.375% Series B Cumulative Redeemable Perpetual Preferred Shares

(Liquidation Preference $25.00 Per Share)

In October 2012, we adopted a designating amendment to our Trust Agreement to classify 3,450,000 shares of our authorized preferred shares as 7.375% Series B Cumulative Redeemable Perpetual Preferred Shares and authorize the issuance thereof (the “Series B Preferred Shares Amendment.”) The holders of Series B Preferred Shares have no preemptive rights with respect to any of our shares or any of our other securities convertible into or carrying rights or options to purchase any shares of our shares.

Our Series B Preferred Shares are not subject to any sinking fund and we have no obligation to redeem or repurchase our Series B Preferred Shares. Unless converted by the holder in connection with a Change of Control or redeemed or repurchased by us, our Series B Preferred Shares will have a perpetual term, with no maturity.

The Series B Preferred Shares Amendment setting forth the terms of our Series B Preferred Shares permits us to “reopen” this series, without the consent of the holders of our Series B Preferred Shares, in order to issue additional Series B Preferred Shares from time to time. Thus, we may in the future issue additional Series B Preferred Shares without the holders’ consent. Any additional Series B Preferred Shares will have the same terms as the Series B Preferred Shares being issued in October 2012. Any additional Series B Preferred Shares will, together with the Series B Preferred Shares issued in October 2012, constitute a single series of preferred shares under the Trust Agreement.

Ranking

Our Series B Preferred Shares rank senior to the Junior Shares (as defined under “— Dividends” below), including our common shares, and equally with our Series C Preferred Shares, our Series D Preferred Shares and any other parity equity securities that we might issue in the future, with respect to payment of dividends and amounts upon liquidation, dissolution or winding up. While any Series B Preferred Shares are outstanding, we may not authorize or create any class or series of capital shares that ranks senior to our Series B Preferred Shares with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up without the consent of the holders of two-thirds of the outstanding Series B Preferred Shares voting as a single class. However, we may create additional classes or series of shares, amend our Trust Agreement to increase the authorized number of preferred shares or issue any class or series of equity securities ranking equally with our Series B Preferred Shares with respect, in each case, to the payment of dividends and amounts upon liquidation, dissolution or winding up (“Parity Shares”) without the consent of any holder of Series B Preferred Shares. See “— Voting Rights” below for a discussion of the voting rights applicable if we seek to create any class or series of equity securities senior to our Series B Preferred Shares.

Dividends

Holders of Series B Preferred Shares are entitled to receive, when, as and if authorized by our Board of Trustees, out of funds legally available for payment, and declared by us, cumulative cash dividends at the rate of 7.375% per annum per share of its liquidation preference (equivalent to $1.84375 per annum per Series B Preferred Share).

Dividends on each Series B Preferred Share shall accrue daily and shall be cumulative from, and including, the date of original issue and are payable quarterly in arrears on or about the 15th day of each March, June, September and December (each, a “dividend payment date”), at the then applicable annual rate; provided, however, that if any dividend payment date falls on any day other than a business day, as defined in the Series B Preferred Shares Amendment setting forth the terms of the Series B Preferred Shares, the dividend due on such dividend payment date shall be paid on the first business day immediately following such dividend payment date and no interest, additional dividends or other sum will accrue on the amount so payable for the period from and after that dividend payment date to that next succeeding business day. Each dividend is payable to holders of record as they appear on our share records at the close of business on the record date, not exceeding 30 days preceding the payment dates thereof as fixed by our Board of Trustees. Dividends are cumulative from, and including, the date of original issue or the most recent dividend payment date to which dividends have been paid, whether or not in any dividend

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period or periods there shall be funds of ours legally available for the payment of such dividends. Accumulations of dividends on our Series B Preferred Shares will not bear interest and holders of our Series B Preferred Shares will not be entitled to any dividends in excess of full cumulative dividends. Dividends payable on our Series B Preferred Shares for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on our Series B Preferred Shares for each full dividend period will be computed by dividing the annual dividend rate by four.

No dividend will be declared or paid on any Parity Shares unless full cumulative dividends have been declared and paid or are contemporaneously declared and funds sufficient for payment set aside on our Series B Preferred Shares for all prior dividend periods; provided, however, that if accrued dividends on our Series B Preferred Shares for all prior dividend periods have not been paid in full or a sum sufficient for such payment is not set apart, then any dividend declared on our Series B Preferred Shares for any dividend period and on any Parity Shares will be declared ratably in proportion to accrued and unpaid dividends on our Series B Preferred Shares and such Parity Shares. All of our dividends on our Series B Preferred Shares will be credited first to the earliest accrued and unpaid dividend.

Our Board of Trustees will not authorize and we will not (i) declare, pay or set apart funds for the payment of any dividend or other distribution with respect to any Junior Shares (other than in the form of Junior Shares) or (ii) redeem, purchase or otherwise acquire for consideration any Junior Shares through a sinking fund or otherwise (other than a redemption or purchase or other acquisition of our common shares made for purposes of an employee incentive or benefit plan of our Company or any subsidiary, or a conversion into or exchange for Junior Shares or redemptions for the purpose of preserving our qualification as a REIT), unless all cumulative dividends with respect to our Series B Preferred Shares and any Parity Shares at the time such dividends are payable have been paid or funds have been set apart for payment of such dividends.

As used herein, (i) the term “dividend” does not include dividends payable solely in Junior Shares on Junior Shares, or in options, warrants or rights to holders of Junior Shares to subscribe for or purchase any Junior Shares, and (ii) the term “Junior Shares” means our common shares, and any other class or series of our capital shares now or hereafter issued and outstanding that ranks junior as to the payment of dividends or amounts upon liquidation, dissolution and winding up to our Series B Preferred Shares.

Liquidation Preference

The holders of Series B Preferred Shares will be entitled to receive in the event of any liquidation, dissolution or winding up of our Company, whether voluntary or involuntary, $25.00 per Series B Preferred Share, which we refer to in this exhibit as the “Liquidation Preference,” plus an amount per share of Series B Preferred Shares equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to, but not including, the date of final distribution to such holders.

Until the holders of Series B Preferred Shares have been paid their entire Liquidation Preference per share, plus all accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date of final distribution to such holders, no payment will be made to any holder of Junior Shares upon the liquidation, dissolution or winding up of our Company. If, upon any liquidation, dissolution or winding up of our Company, our assets, or proceeds thereof, distributable among the holders of our Series B Preferred Shares are insufficient to pay in full the Liquidation Preference plus all accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date of final distribution to such holders, and the liquidation preference and all accrued and unpaid dividends with respect to any Parity Shares, then such assets, or the proceeds thereof, will be distributed among the holders of Series B Preferred Shares and any Parity Shares ratably in accordance with the respective amounts which would be payable on such Series B Preferred Shares and any Parity Shares if all amounts payable thereon were paid in full. None of (i) a consolidation or merger of our Company with one or more entities, (ii) a statutory share exchange by our Company or (iii) a sale or transfer of all or substantially all of our assets, individually or as part of a series of transactions, will be considered a liquidation, dissolution or winding up, voluntary or involuntary, of our Company.

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Optional Redemption

We were not permitted to redeem our Series B Preferred Shares prior to October 11, 2017, except in certain limited circumstances relating to the ownership limitation necessary to preserve our qualification as a REIT or in connection with our special optional redemption right to redeem Series B Preferred Shares upon a Change of Control (as defined under “— Conversion Rights — Definitions” below). For further information regarding these exceptions, see “— Special Optional Redemption” below. To assist us in complying with the limitations on the concentration of ownership of a REIT imposed by the Internal Revenue Code, we may, at our option, redeem our Series B Preferred Shares, in whole, at any time, or in part, from time to time, for cash at $25.00 per share, plus, subject to exceptions, any accrued and unpaid dividends (whether or not declared) to, but not including, the date fixed for redemption. On or after October 11, 2017, we, at our option upon not less than 30 nor more than 60 days written notice, may redeem our Series B Preferred Shares, in whole, at any time, or in part, from time to time, for cash at a redemption price of $25.00 per share, plus all accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date fixed for redemption, which we refer to in this exhibit collectively as the “redemption price.”

A notice of optional redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of our Series B Preferred Shares at their addresses as they appear on our share transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Series B Preferred Shares except as to the holder to whom notice was defective or not given. Each notice will state:

•	the redemption date;
•

the redemption price and whether or not accrued and unpaid dividends will be payable to holders surrendering Series B Preferred Shares or to the persons who were holders of record at the close of business on the relevant dividend record date;

•	the number of Series B Preferred Shares to be redeemed;
•	the place or places where the certificates, if any, evidencing the Series B Preferred Shares are to be surrendered for payment;
•

the procedures that the holders of Series B Preferred Shares must follow to surrender the certificates, if any, for redemption, including whether the certificates, if any, shall be properly endorsed or assigned for transfer; and

•	that dividends on the shares to be redeemed will cease to accrue on such redemption date.

If fewer than all the Series B Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of Series B Preferred Shares to be redeemed from such holder. If fewer than all of the outstanding Series B Preferred Shares are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata or by any other equitable method we may choose. If any redemption date is not a business day, then the redemption price may be paid on the next business day and no interest, additional dividends or other sums will accrue on the amount payable for the period from and after that redemption date to that next business day.

Special Optional Redemption

Upon the occurrence of a Change of Control (as defined under “— Conversion Rights” below), we have the option to redeem our Series B Preferred Shares, in whole, at any time, or in part, from time to time, within 120 days after the date on which such Change of Control has occurred for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not declared) to, but not including, the redemption date. If, prior to the Change of Control Conversion Date (as defined below), we have provided or provide notice of our election to redeem some or all of the Series B Preferred Shares (whether pursuant to our optional redemption right described above under “— Optional Redemption” or this special optional redemption right), the holders of Series B Preferred Shares will not have the Change of Control Conversion Right (as defined below) with respect to the shares called for redemption. If we elect to redeem any Series B Preferred Shares as described in this paragraph, we may use any available cash to pay the redemption price, and we will not be required to pay the redemption price only out of the proceeds from the issuance of other classes and series of our capital shares or any other specific source.

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A notice of special optional redemption will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of our Series B Preferred Shares at their addresses as they appear on our share transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the special optional redemption of the Series B Preferred Shares except as to the holder to whom notice was defective or not given. Each notice will state:

•	the redemption date;
•

the redemption price and whether or not accrued and unpaid dividends will be payable to holders surrendering Series B Preferred Shares or to the persons who were holders of record at the close of business on the relevant dividend record date;

•	the number of Series B Preferred Shares to be redeemed;
•	the place or places where the certificates, if any, evidencing the Series B Preferred Shares are to be surrendered for payment;
•

the procedures that the holders of Series B Preferred Shares must follow to surrender the certificates, if any, for redemption, including whether the certificates, if any, shall be properly endorsed or assigned for transfer;

•

that the Series B Preferred Shares are being redeemed pursuant to our special optional redemption right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control;

•

that the holders of Series B Preferred Shares to which the notice relates will not be able to tender such Series B Preferred Shares for conversion in connection with the Change of Control and each Series B Preferred Share tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date; and

•	that dividends on the shares to be redeemed will cease to accrue on such redemption date.

If fewer than all the Series B Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of Series B Preferred Shares to be redeemed from such holder. If fewer than all of the outstanding Series B Preferred Shares are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata or by any other equitable method we may choose (including by electing to exercise our special optional redemption right only with respect to our Series B Preferred Shares for which holders have exercised their Change of Control Conversion Right discussed below). If any redemption date is not a business day, then the redemption price may be paid on the next business day and no interest, additional dividends or other sums will accrue on the amount payable for the period from and after that redemption date to that next business day.

General Provisions Applicable to Redemptions

On the redemption date, we must pay on each Series B Preferred Share to be redeemed any accrued and unpaid dividends, in arrears, for any dividend period ending on or prior to the redemption date. In the case of a redemption date falling after a dividend payment record date and on or prior to the related payment date, the holders of Series B Preferred Shares at the close of business on such record date will be entitled to receive the dividend payable on such shares on the corresponding dividend payment date, notwithstanding the redemption of such shares on or prior to such dividend payment date. Except as provided for in the two preceding sentences, no payment or allowance will be made for unpaid dividends, whether or not in arrears, on any Series B Preferred Shares called for redemption.

If full cumulative dividends on our Series B Preferred Shares and any Parity Shares have not been paid or declared and set apart for payment, we may not purchase, redeem or otherwise acquire any Series B Preferred Shares or any Parity Shares other than in exchange for Junior Shares; provided, however, that the foregoing shall not prevent the purchase by us of shares held in excess of the limits in our Trust Agreement in order to ensure that we continue to meet the requirements for qualification as a REIT. See “— Series B Restrictions on Ownership and Transfer.”

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On and after the date fixed for redemption, provided that we have made available at the office of the registrar and transfer agent a sufficient amount of cash to effect the redemption, dividends will cease to accrue on the Series B Preferred Shares called for redemption (except that, in the case of a redemption date after a dividend payment record date and on or prior to the related payment date, holders of Series B Preferred Shares on the dividend payment record date will be entitled to receive the dividend payable on such shares on the corresponding dividend payment date), such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as holders of Series B Preferred Shares shall cease except the right to receive the cash payable upon such redemption, without interest from the date of such redemption.

Conversion Rights

Definitions

As used in this exhibit, the following terms shall have the following meanings:

A “Change of Control” will be deemed to have occurred at such time after the original issuance of the Series B Preferred Shares when the following has occurred:

•

the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in the election of our trustees (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•

following the closing of any transaction referred to in the bullet point above, neither we nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE Amex Equities (the “NYSE Amex”), or the NASDAQ Stock Market (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE Amex or NASDAQ.

The “Common Share Price” will be (i) if the consideration to be received in the Change of Control by the holders of our common shares is solely cash, the amount of cash consideration per common share or (ii) if the consideration to be received in the Change of Control by holders of our common shares is other than solely cash (x) the average of the closing sale prices per common share (or, if no closing sale price is reported, the average of the closing bid and ask prices per share or, if more than one in either case, the average of the average closing bid and the average closing ask prices per share) for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred as reported on the principal U.S. securities exchange on which our common shares are then traded, or (y) the average of the last quoted bid prices for our common shares in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred, if our common shares are not then listed for trading on a U.S. securities exchange.

Conversion

Upon the occurrence of a Change of Control, each holder of Series B Preferred Shares has the right (unless, prior to the Change of Control Conversion Date, we have provided or provide notice of our election to redeem some or all of the Series B Preferred Shares held by such holder as described above under “— Optional Redemption” or “— Special Optional Redemption,” in which case such holder will have the right only with respect to Series B Preferred Shares that are not called for redemption) to convert some or all of the Series B Preferred Shares held by such holder (referred to as the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number of our common shares per Series B Preferred Share (referred to as the “Common Shares Conversion Consideration”) equal to the lesser of:

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•

the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference per Series B Preferred Share plus the amount of any accrued and unpaid dividends thereon to but excluding the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series B Preferred Shares dividend payment and prior to the corresponding dividend payment date for the Series B Preferred Shares, in which case no additional amount for such accrued and unpaid dividends will be included in this sum) by (ii) the Common Share Price, as defined above (such quotient is referred to as the “Conversion Rate”); and

•	3.1348 (referred to as the “Share Cap”).

Anything in the Series B Preferred Shares Amendment to the contrary notwithstanding and except as otherwise required by law, the persons who are the holders of record of Series B Preferred Shares at the close of business on a record date for the payment of dividends will be entitled to receive the dividend payable on the corresponding dividend payment date notwithstanding the conversion of those shares after such record date and on or prior to such dividend payment date and, in such case, the full amount of such dividend shall be paid on such dividend payment date to the persons who were the holders of record at the close of business on such record date.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of our common shares), subdivisions or combinations (in each case referred to as a “Share Split”) with respect to our common shares as follows: the adjusted Share Cap as the result of a Share Split will be the number of our common shares that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of our common shares outstanding immediately after giving effect to such Share Split and the denominator of which is the number of our common shares outstanding immediately prior to such Share Split.

For the avoidance of doubt, subject to the immediately succeeding sentence, the number of our common shares (or equivalent Alternative Conversion Consideration (as defined below), as applicable) issuable or deliverable, as applicable, in connection with the exercise of the Change of Control Conversion Right will not exceed 10,815,060 common shares in total (or equivalent Alternative Conversion Consideration, as applicable) (referred to as the “Exchange Cap”). The Exchange Cap is subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustment to the Share Cap, and shall be increased on a pro rata basis with respect to any additional Series B Preferred Shares designated and authorized for issuance pursuant to any subsequent amendments to our Trust Agreement.

In the case of a Change of Control as a result of which holders of our common shares are entitled to receive consideration in a form other than solely our common shares, including other securities, other property or assets (including cash or any combination thereof) with respect to or in exchange for our common shares (the “Alternative Form Consideration”), a holder of Series B Preferred Shares will be entitled thereafter to convert (subject to our redemption rights as described above) such Series B Preferred Shares not into our common shares but solely into the kind and amount of Alternative Form Consideration which the holder of Series B Preferred Shares would have owned or been entitled to receive upon such Change of Control as if such holder of Series B Preferred Shares then held the Common Shares Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration,” and the Common Shares Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, are referred to as the “Conversion Consideration”).

If the holders of our common shares have the opportunity to elect the form of consideration to be received in such Change of Control, the Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of our common shares that voted for such an election (if electing between two types of consideration) or holders of a plurality of our common shares that voted for such an election (if electing between more than two types of consideration), as the case may be.

We will not issue fractional common shares upon the conversion of our Series B Preferred Shares. Instead, we will pay the cash value of such fractional shares.

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Within 15 days following the occurrence of a Change of Control, we will provide to holders of Series B Preferred Shares a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right. This notice will state the following:

•	the events constituting the Change of Control;
•	the date of the Change of Control;
•	the last date on which the holders of Series B Preferred Shares may exercise their Change of Control Conversion Right;
•	the method and period for calculating the Common Share Price;
•	the Change of Control Conversion Date, which will be a business day that is no less than 20 days nor more than 35 days following the date of the notice;
•

that if, prior to the Change of Control Conversion Date, we have provided or provide notice of our election to redeem all or any Series B Preferred Shares, holders will not be able to convert the Series B Preferred Shares called for redemption and such shares will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right;

•	if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per Series B Preferred Share;
•	the name and address of the paying agent, transfer agent and the conversion agent;
•

the procedures that the holders of Series B Preferred Shares must follow to exercise the Change of Control Conversion Right (including procedures for surrendering shares for conversion through the facilities of a depositary), including the form of conversion notice to be delivered by such holders as described below; and

•	the last date on which holders of Series B Preferred Shares may withdraw shares surrendered for conversion and the procedures that such holders must follow to effect such a withdrawal.

We will issue a press release for publication on Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on our website, in any event prior to the opening of business on the first business day following any date on which we provide the notice described above to the holders of Series B Preferred Shares.

In order to exercise the Change of Control Conversion Right, a holder of Series B Preferred Shares will be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) evidencing Series B Preferred Shares to be converted, duly endorsed for transfer, together with a written conversion notice completed, to our transfer agent. The conversion notice must state:

•	the relevant Change of Control Conversion Date;
•	the number of Series B Preferred Shares to be converted; and
•	that the Series B Preferred Shares are to be converted pursuant to the applicable provisions of the Series B Preferred Shares.

The “Change of Control Conversion Date” will be a business day that is no less than 20 days nor more than 35 days after the date on which we provide the notice described above to the holders of Series B Preferred Shares.

Holders of Series B Preferred Shares may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to our transfer agent prior to the close of business on the business day prior to the Change of Control Conversion Date. The notice of withdrawal must state:

•	the number of withdrawn Series B Preferred Shares;

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•	if certificated Series B Preferred Shares have been issued, the certificate numbers of the withdrawn Series B Preferred Shares; and
•	the number of Series B Preferred Shares, if any, which remain subject to the conversion notice.

Notwithstanding the foregoing, if the Series B Preferred Shares are held in global form, the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures of The Depository Trust Company, or DTC.

Subject to the exercise of our redemption rights, Series B Preferred Shares as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date.

In connection with the exercise of any Change of Control Conversion Right, we will comply with all U.S. federal and state securities laws and stock exchange rules in connection with any conversion of Series B Preferred Shares into common shares. Notwithstanding any other provision of our Series B Preferred Shares, no holder of our Series B Preferred Shares will be entitled to convert such Series B Preferred Shares for our common shares to the extent that receipt of such common shares would cause such holder (or any other person) to exceed the share ownership limits contained in our Trust Agreement and the Series B Preferred Shares Amendment setting forth the terms of the Series B Preferred Shares. See “— Series B Restrictions on Ownership and Transfer.”

These Change of Control conversion and redemption features may make it more difficult for or discourage a party from taking over our Company. The change of control feature of our Series B Preferred Shares may not allow you to recover the liquidation preference of the Series B Preferred Shares, and the change of control conversion and redemption features of the Series B Preferred Shares may make it more difficult for, or discourage, a party from taking over our Company. We are not aware, however, of any specific effort to accumulate our shares with the intent to obtain control of our Company by means of a merger, tender offer, solicitation or otherwise. In addition, the Change of Control redemption feature is not part of a plan by us to adopt a series of anti-takeover provisions. Instead, the Change of Control conversion and redemption features are a result of negotiations between us and the underwriters.

Except as provided above in connection with a Change of Control, the Series B Preferred Shares are not convertible into or exchangeable for any other securities or property.

Voting Rights

Except as indicated below, the holders of Series B Preferred Shares have no voting rights.

If and whenever six quarterly dividends (whether or not consecutive) payable on our Series B Preferred Shares are in arrears, whether or not earned or declared, the number of members then constituting our Board of Trustees will be increased by two and the holders of Series B Preferred Shares, voting together as a single class with the holders of any other class or series of Parity Shares upon which like voting rights have been conferred and are exercisable (any such other series, the “Voting Preferred Shares”), will have the right to elect two additional trustees of the Company (the “Preferred Share Trustees”) at an annual meeting of shareholders or a properly called special meeting of the holders of our Series B Preferred Shares and such Voting Preferred Shares and at each subsequent annual meeting of shareholders until all such dividends and dividends for the then current quarterly period on our Series B Preferred Shares and such other Voting Preferred Shares have been paid or declared and set aside for payment. Whenever all arrears in dividends on our Series B Preferred Shares and the Voting Preferred Shares then outstanding have been paid and full dividends on our Series B Preferred Shares and the Voting Preferred Shares for the then current quarterly dividend period have been paid in full or declared and set apart for payment in full, then the right of the holders of our Series B Preferred Shares and the Voting Preferred Shares to elect the Preferred Share Trustees will cease, the terms of office of the Preferred Share Trustees will forthwith terminate and the number of members of the Board of Trustees will be reduced accordingly. However, the right of the holders of our Series B Preferred Shares and the Voting Preferred Shares to elect the Preferred Share Trustees will again vest if and whenever six quarterly dividends (whether or not consecutive) are in arrears, as described above. In no event shall the holders of Series B Preferred Shares be entitled pursuant to these voting rights to elect a trustee that would cause us to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of our shares is listed. In class votes with other Voting Preferred Shares, preferred shares of different classes or series shall vote in proportion to the liquidation preference of the respective preferred shares.

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In addition, the approval of two-thirds of the votes entitled to be cast by the holders of outstanding Series B Preferred Shares, voting separately as a class, either at a meeting of shareholders or by written consent, is required (i) to amend, alter or repeal any provisions of our Trust Agreement or the Series B Preferred Shares Amendment setting forth the terms of the Series B Preferred Shares, whether by merger, consolidation or otherwise, to affect materially and adversely the voting powers, rights or preferences of the holders of our Series B Preferred Shares, (ii) to enter into any share exchange that affects the Series B Preferred Shares or to consolidate with or merge into any other entity, or to permit any other entity to consolidate with or merge into us, unless in each such case each Series B Preferred Share remains outstanding without a material adverse change to its terms and rights or is converted into or exchanged for preferred shares of the surviving or resulting entity having preferences, rights, dividends, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially identical to and in any event without any material adverse change to those of the Series B Preferred Shares, or (iii) to authorize, create, or increase the authorized amount of any class or series of capital shares having rights senior to our Series B Preferred Shares with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up (provided that if such amendment affects materially and adversely the rights, preferences, privileges or voting powers of one or more but not all of the other class or series of Voting Preferred Shares, the consent of the holders of at least two-thirds of the outstanding shares of each such class or series so affected is required). However, we may create additional classes of Parity Shares and Junior Shares, amend our Trust Agreement to increase the authorized number of Series B Preferred Shares, Parity Shares and Junior Shares and issue additional classes or series of Parity Shares and Junior Shares without the consent of any holder of Series B Preferred Shares.

Information Rights

During any period in which we are not subject to Section 13 or 15(d) of the Exchange Act and any Series B Preferred Shares are outstanding, we will (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series B Preferred Shares, as their names and addresses appear in our record books and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject thereto (other than any exhibits that would have been required) and (ii) promptly, upon request, supply copies of such reports to any prospective holder of Series B Preferred Shares. We will mail (or otherwise provide) the information to the holders of Series B Preferred Shares within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the SEC if we were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which we would be required to file such periodic reports if we were a “non-accelerated filer” within the meaning of the Exchange Act.

Series B Restrictions on Ownership and Transfer

Holders of Series B Preferred Shares will be subject to the ownership and transfer restrictions of our Trust Agreement and the Series B Preferred Shares Amendment setting forth the terms of the Series B Preferred Shares. For us to qualify as a REIT under the Code, not more than 50% in value of our outstanding shares, including any preferred shares, may be owned directly or indirectly by five or fewer individuals (as defined in the Code to include certain entities) during the last half of the taxable year. Accordingly, we may take actions to limit the beneficial ownership directly or indirectly by a single person of our outstanding securities including any preferred shares.

Our Trust Agreement generally prohibits any person (other than a person who has been granted an exception) from beneficially or constructively owning more than 9.9% of the aggregate of our outstanding common shares, or 9.9% of the aggregate of the outstanding shares of a class or series of our preferred shares. In addition, pursuant to the Series B Preferred Shares Amendment setting forth the terms of the Series B Preferred Shares, no person may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.9% (by value or number of shares, whichever is more restrictive) of our Series B Preferred Shares.

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Our board of trustees, in its sole discretion, may exempt a person from the above ownership limits. However, our board of trustees may not grant an exemption to any person unless our board of trustees obtains such representations and undertakings as our board of trustees may deem appropriate in order to determine that granting the exemption would not result in our losing our qualification as a REIT. As a condition of granting the exemption, our board of trustees will require a ruling from the Internal Revenue Service or an opinion of counsel or PREIT’s tax accountants to the effect that such exemption will not result in PREIT being “closely held” within the meaning of Section 856(h) of the Internal Revenue Code.

In addition to the 9.9% ownership limit discussed above, the Series B Preferred Shares are subject to the transfer restrictions set forth in our Trust Agreement, as amended by the Series B Preferred Shares Amendment, setting forth the terms of the Series B Preferred Shares. Generally, the Trust Agreement, as amended by the Series B Preferred Shares Amendment, prohibits the transfer of Series B Preferred Shares which, if effective, would result in any person beneficially or constructively owning Series B Preferred Shares in excess, or in violation, of the transfer or ownership limitations. In that event, that number of Series B Preferred Shares, the beneficial or constructive ownership of which otherwise would cause such person to violate the transfer or ownership limitations (rounded up to the nearest whole share), will be automatically exchanged for an equal number of Excess Shares (as defined in the Trust Agreement), which Excess Shares shall be deemed to have been transferred to the Company, as trustee of a Special Trust (as defined in the Trust Agreement) for the exclusive benefit of the beneficiaries thereof. The prohibited owner will not acquire any rights in such Series B Preferred Shares. This automatic transfer will be considered effective as of the close of business on the business day before the violative transfer.

Transfer Agent, Registrar, Dividend Disbursing Agent, Conversion Agent and Redemption Agent

The transfer agent, registrar, dividend disbursing agent, conversion agent and redemption agent for our Series B Preferred Shares is EQ Shareowner Services.

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7.20% Series C Cumulative Redeemable Perpetual Preferred Shares

(Liquidation Preference $25.00 Per Share)

In January 2017, we adopted a designating amendment to our Trust Agreement to classify 6,900,000 shares of our authorized preferred shares as 7.20% Series C Cumulative Redeemable Perpetual Preferred Shares and authorize the issuance thereof (the “Series C Preferred Shares Amendment.”) The holders of Series C Preferred Shares have no preemptive rights with respect to any of our shares or any of our other securities convertible into or carrying rights or options to purchase any shares of our shares.

Our Series C Preferred Shares are not subject to any sinking fund and we will have no obligation to redeem or repurchase our Series C Preferred Shares. Unless converted by the holder in connection with a Change of Control or redeemed or repurchased by us, our Series C Preferred Shares will have a perpetual term, with no maturity.

The Series C Preferred Shares Amendment setting forth the terms of our Series C Preferred Shares permits us to “reopen” this series, without the consent of the holders of our Series C Preferred Shares, in order to issue additional Series C Preferred Shares from time to time. Thus, we may in the future issue additional Series C Preferred Shares without the holders’ consent. Any additional Series C Preferred Shares will have the same terms as the Series C Preferred Shares being issued in January 2017. Any additional Series C Preferred Shares will, together with the Series C Preferred Shares issued in January 2017, constitute a single series of preferred shares under the Trust Agreement.

Ranking

Our Series C Preferred Shares rank senior to the Junior Shares (as defined under “— Dividends” below), including our common shares, and equally with our Series B Preferred Shares, Series D Preferred Shares and any other parity equity securities that we might issue in the future, with respect to payment of dividends and amounts upon liquidation, dissolution or winding up. While any Series C Preferred Shares are outstanding, we may not authorize or create any class or series of capital shares that ranks senior to our Series C Preferred Shares with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up without the consent of the holders of two-thirds of the outstanding Series C Preferred Shares voting as a single class. However, we may create additional classes or series of shares, amend our Trust Agreement to increase the authorized number of preferred shares or issue any class or series of equity securities ranking equally with our Series C Preferred Shares with respect, in each case, to the payment of dividends and amounts upon liquidation, dissolution or winding up (“Parity Shares”) without the consent of any holder of Series C Preferred Shares. See “— Voting Rights” below for a discussion of the voting rights applicable if we seek to create any class or series of equity securities senior to our Series C Preferred Shares.

Dividends

Holders of Series C Preferred Shares are entitled to receive, when, as and if authorized by our Board of Trustees, out of funds legally available for payment, and declared by us, cumulative cash dividends at the rate of 7.20% per annum per share of its liquidation preference (equivalent to $1.80 per annum per Series C Preferred Share).

Dividends on each Series C Preferred Share shall accrue daily and shall be cumulative from, and including, the date of original issue and are payable quarterly in arrears on or about the 15th day of each March, June, September and December (each, a “dividend payment date”), at the then applicable annual rate; provided, however, that if any dividend payment date falls on any day other than a business day, as defined in the Series C Preferred Shares Amendment setting forth the terms of the Series C Preferred Shares, the dividend due on such dividend payment date shall be paid on the first business day immediately following such dividend payment date and no interest, additional dividends or other sum will accrue on the amount so payable for the period from and after that dividend payment date to that next succeeding business day. Each dividend is payable to holders of record as they appear on our share records at the close of business on the record date, not exceeding 30 days preceding the payment dates thereof as fixed by our Board of Trustees. Dividends are cumulative from, and including, the date of original issue or the most recent dividend payment date to which dividends have been paid, whether or not in any dividend

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period or periods there shall be funds of ours legally available for the payment of such dividends. Accumulations of dividends on our Series C Preferred Shares will not bear interest and holders of our Series C Preferred Shares will not be entitled to any dividends in excess of full cumulative dividends. Dividends payable on our Series C Preferred Shares for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on our Series C Preferred Shares for each full dividend period will be computed by dividing the annual dividend rate by four.

No dividend will be declared or paid on any Parity Shares unless full cumulative dividends have been declared and paid or are contemporaneously declared and funds sufficient for payment set aside on our Series C Preferred Shares for all prior dividend periods; provided, however, that if accrued dividends on our Series C Preferred Shares for all prior dividend periods have not been paid in full or a sum sufficient for such payment is not set apart, then any dividend declared on our Series C Preferred Shares for any dividend period and on any Parity Shares will be declared ratably in proportion to accrued and unpaid dividends on our Series C Preferred Shares and such Parity Shares. All of our dividends on our Series C Preferred Shares will be credited first to the earliest accrued and unpaid dividend.

Our Board of Trustees will not authorize and we will not (i) declare, pay or set apart funds for the payment of any dividend or other distribution with respect to any Junior Shares (other than in the form of Junior Shares) or (ii) redeem, purchase or otherwise acquire for consideration any Junior Shares through a sinking fund or otherwise (other than a redemption or purchase or other acquisition of our common shares made for purposes of an employee incentive or benefit plan of our Company or any subsidiary, or a conversion into or exchange for Junior Shares or redemptions for the purpose of preserving our qualification as a REIT), unless all cumulative dividends with respect to our Series C Preferred Shares and any Parity Shares at the time such dividends are payable have been paid or funds have been set apart for payment of such dividends.

As used herein, (i) the term “dividend” does not include dividends payable solely in Junior Shares on Junior Shares, or in options, warrants or rights to holders of Junior Shares to subscribe for or purchase any Junior Shares, and (ii) the term “Junior Shares” means our common shares, and any other class or series of our capital shares now or hereafter issued and outstanding that ranks junior as to the payment of dividends or amounts upon liquidation, dissolution and winding up to our Series C Preferred Shares.

Liquidation Preference

The holders of Series C Preferred Shares will be entitled to receive in the event of any liquidation, dissolution or winding up of our Company, whether voluntary or involuntary, $25.00 per Series C Preferred Share, which we refer to in this exhibit as the “Liquidation Preference,” plus an amount per share of Series C Preferred Shares equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to, but not including, the date of final distribution to such holders.

Until the holders of Series C Preferred Shares have been paid their entire Liquidation Preference per share, plus all accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date of final distribution to such holders, no payment will be made to any holder of Junior Shares upon the liquidation, dissolution or winding up of our Company. If, upon any liquidation, dissolution or winding up of our Company, our assets, or proceeds thereof, distributable among the holders of our Series C Preferred Shares are insufficient to pay in full the Liquidation Preference plus all accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date of final distribution to such holders, and the liquidation preference and all accrued and unpaid dividends with respect to any Parity Shares, then such assets, or the proceeds thereof, will be distributed among the holders of Series C Preferred Shares and any Parity Shares ratably in accordance with the respective amounts which would be payable on such Series C Preferred Shares and any Parity Shares if all amounts payable thereon were paid in full. None of (i) a consolidation or merger of our Company with one or more entities, (ii) a statutory share exchange by our Company or (iii) a sale or transfer of all or substantially all of our assets, individually or as part of a series of transactions, will be considered a liquidation, dissolution or winding up, voluntary or involuntary, of our Company.

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Optional Redemption

We may not redeem our Series C Preferred Shares prior to January 27, 2022, except in certain limited circumstances relating to the ownership limitation necessary to preserve our qualification as a REIT or in connection with our special optional redemption right to redeem Series C Preferred Shares upon a Change of Control (as defined under “— Conversion Rights — Definitions” below). For further information regarding these exceptions, see “— Special Optional Redemption” below. To assist us in complying with the limitations on the concentration of ownership of a REIT imposed by the Internal Revenue Code, we may, at our option, redeem our Series C Preferred Shares, in whole, at any time, or in part, from time to time, for cash at $25.00 per share, plus, subject to exceptions, any accrued and unpaid dividends (whether or not declared) to, but not including, the date fixed for redemption. On or after January 27, 2022, we, at our option upon not less than 30 nor more than 60 days written notice, may redeem our Series C Preferred Shares, in whole, at any time, or in part, from time to time, for cash at a redemption price of $25.00 per share, plus all accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date fixed for redemption, which we refer to in this exhibit collectively as the “redemption price.”

A notice of optional redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of our Series C Preferred Shares at their addresses as they appear on our share transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Series C Preferred Shares except as to the holder to whom notice was defective or not given. Each notice will state:

•	the redemption date;
•

the redemption price and whether or not accrued and unpaid dividends will be payable to holders surrendering Series C Preferred Shares or to the persons who were holders of record at the close of business on the relevant dividend record date;

•	the number of Series C Preferred Shares to be redeemed;
•	the place or places where the certificates, if any, evidencing the Series C Preferred Shares are to be surrendered for payment;
•

the procedures that the holders of Series C Preferred Shares must follow to surrender the certificates, if any, for redemption, including whether the certificates, if any, shall be properly endorsed or assigned for transfer; and

•	that dividends on the shares to be redeemed will cease to accrue on such redemption date.

If fewer than all the Series C Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of Series C Preferred Shares to be redeemed from such holder. If fewer than all of the outstanding Series C Preferred Shares are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata. If any redemption date is not a business day, then the redemption price may be paid on the next business day and no interest, additional dividends or other sums will accrue on the amount payable for the period from and after that redemption date to that next business day.

Special Optional Redemption

Upon the occurrence of a Change of Control (as defined under “— Conversion Rights” below), we have the option to redeem our Series C Preferred Shares, in whole, at any time, or in part, from time to time, within 120 days after the date on which such Change of Control has occurred for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not declared) to, but not including, the redemption date. If, prior to the Change of Control Conversion Date (as defined below), we have provided or provide notice of our election to redeem some or all of the Series C Preferred Shares (whether pursuant to our optional redemption right described above under “— Optional Redemption” or this special optional redemption right), the holders of Series C Preferred Shares will not have the Change of Control Conversion Right (as defined below) with respect to the shares called for redemption. If we elect to redeem any Series C Preferred Shares as described in this paragraph, we may use any available cash to pay the redemption price, and we will not be required to pay the redemption price only out of the proceeds from the issuance of other classes and series of our capital shares or any other specific source.

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A notice of special optional redemption will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of our Series C Preferred Shares at their addresses as they appear on our share transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the special optional redemption of the Series C Preferred Shares except as to the holder to whom notice was defective or not given. Each notice will state:

•	the redemption date;
•

the redemption price and whether or not accrued and unpaid dividends will be payable to holders surrendering Series C Preferred Shares or to the persons who were holders of record at the close of business on the relevant dividend record date;

•	the number of Series C Preferred Shares to be redeemed;
•	the place or places where the certificates, if any, evidencing the Series C Preferred Shares are to be surrendered for payment;
•

the procedures that the holders of Series C Preferred Shares must follow to surrender the certificates, if any, for redemption, including whether the certificates, if any, shall be properly endorsed or assigned for transfer;

•

that the Series C Preferred Shares are being redeemed pursuant to our special optional redemption right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control;

•

that the holders of Series C Preferred Shares to which the notice relates will not be able to tender such Series C Preferred Shares for conversion in connection with the Change of Control and each Series C Preferred Share tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date; and

•	that dividends on the shares to be redeemed will cease to accrue on such redemption date.

If fewer than all the Series C Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of Series C Preferred Shares to be redeemed from such holder. If fewer than all of the outstanding Series C Preferred Shares are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata. If any redemption date is not a business day, then the redemption price may be paid on the next business day and no interest, additional dividends or other sums will accrue on the amount payable for the period from and after that redemption date to that next business day.

General Provisions Applicable to Redemptions

On the redemption date, we must pay on each Series C Preferred Share to be redeemed any accrued and unpaid dividends, in arrears, for any dividend period ending on or prior to the redemption date. In the case of a redemption date falling after a dividend payment record date and on or prior to the related payment date, the holders of Series C Preferred Shares at the close of business on such record date will be entitled to receive the dividend payable on such shares on the corresponding dividend payment date, notwithstanding the redemption of such shares on or prior to such dividend payment date. Except as provided for in the two preceding sentences, no payment or allowance will be made for unpaid dividends, whether or not in arrears, on any Series C Preferred Shares called for redemption.

If full cumulative dividends on our Series C Preferred Shares and any Parity Shares have not been paid or declared and set apart for payment, we may not purchase, redeem or otherwise acquire any Series C Preferred Shares or any Parity Shares other than in exchange for Junior Shares; provided, however, that the foregoing shall not prevent the purchase by us of shares held in excess of the limits in our Trust Agreement in order to ensure that we continue to meet the requirements for qualification as a REIT. See “— Series C Restrictions on Ownership and Transfer.”

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On and after the date fixed for redemption, provided that we have made available at the office of the registrar and transfer agent a sufficient amount of cash to effect the redemption, dividends will cease to accrue on the Series C Preferred Shares called for redemption (except that, in the case of a redemption date after a dividend payment record date and on or prior to the related payment date, holders of Series C Preferred Shares on the dividend payment record date will be entitled to receive the dividend payable on such shares on the corresponding dividend payment date), such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as holders of Series C Preferred Shares shall cease except the right to receive the cash payable upon such redemption, without interest from the date of such redemption.

Conversion Rights

Definitions

As used in this exhibit, the following terms shall have the following meanings:

A “Change of Control” will be deemed to have occurred at such time after the original issuance of the Series C Preferred Shares when the following has occurred:

•

the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in the election of our trustees (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•

following the closing of any transaction referred to in the bullet point above, neither we nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on NYSE, NYSE MKT, or NASDAQ, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, NYSE MKT or NASDAQ.

The “Common Share Price” will be (i) if the consideration to be received in the Change of Control by the holders of our common shares is solely cash, the amount of cash consideration per common share or (ii) if the consideration to be received in the Change of Control by holders of our common shares is other than solely cash (x) the average of the closing sale prices per common share (or, if no closing sale price is reported, the average of the closing bid and ask prices per share or, if more than one in either case, the average of the average closing bid and the average closing ask prices per share) for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred as reported on the principal U.S. securities exchange on which our common shares are then traded, or (y) the average of the last quoted bid prices for our common shares in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred, if our common shares are not then listed for trading on a U.S. securities exchange.

Conversion

Upon the occurrence of a Change of Control, each holder of Series C Preferred Shares has the right (unless, prior to the Change of Control Conversion Date, we have provided or provide notice of our election to redeem some or all of the Series C Preferred Shares held by such holder as described above under “— Optional Redemption” or “— Special Optional Redemption,” in which case such holder will have the right only with respect to Series C Preferred Shares that are not called for redemption) to convert some or all of the Series C Preferred Shares held by such holder (referred to as the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number of our common shares per Series C Preferred Share (referred to as the “Common Shares Conversion Consideration”) equal to the lesser of:

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•

the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference per Series C Preferred Share plus the amount of any accrued and unpaid dividends thereon to but excluding the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series C Preferred Shares dividend payment and prior to the corresponding dividend payment date for the Series C Preferred Shares, in which case no additional amount for such accrued and unpaid dividends will be included in this sum) by (ii) the Common Share Price, as defined above (such quotient is referred to as the “Conversion Rate”); and

•	2.72035 (referred to as the “Share Cap”).

Anything in the Series C Preferred Shares Amendment to the contrary notwithstanding and except as otherwise required by law, the persons who are the holders of record of Series C Preferred Shares at the close of business on a record date for the payment of dividends will be entitled to receive the dividend payable on the corresponding dividend payment date notwithstanding the conversion of those shares after such record date and on or prior to such dividend payment date and, in such case, the full amount of such dividend shall be paid on such dividend payment date to the persons who were the holders of record at the close of business on such record date.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of our common shares), subdivisions or combinations (in each case referred to as a “Share Split”) with respect to our common shares as follows: the adjusted Share Cap as the result of a Share Split will be the number of our common shares that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of our common shares outstanding immediately after giving effect to such Share Split and the denominator of which is the number of our common shares outstanding immediately prior to such Share Split.

For the avoidance of doubt, subject to the immediately succeeding sentence, the number of our common shares (or equivalent Alternative Conversion Consideration (as defined below), as applicable) issuable or deliverable, as applicable, in connection with the exercise of the Change of Control Conversion Right will not exceed 16,322,100 common shares in total (or equivalent Alternative Conversion Consideration, as applicable), subject to proportionate increase to the extent the underwriters’ option to purchase additional Series C Preferred Shares is exercised, not to exceed 18,770,415 common shares in total (or equivalent Alternative Conversion Consideration, as applicable) (referred to as the “Exchange Cap”). The Exchange Cap is subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustment to the Share Cap, and shall be increased on a pro rata basis with respect to any additional Series C Preferred Shares designated and authorized for issuance pursuant to any subsequent amendments to our Trust Agreement.

In the case of a Change of Control as a result of which holders of our common shares are entitled to receive consideration in a form other than solely our common shares, including other securities, other property or assets (including cash or any combination thereof) with respect to or in exchange for our common shares (the “Alternative Form Consideration”), a holder of Series C Preferred Shares will be entitled thereafter to convert (subject to our redemption rights as described above) such Series C Preferred Shares not into our common shares but solely into the kind and amount of Alternative Form Consideration which the holder of Series C Preferred Shares would have owned or been entitled to receive upon such Change of Control as if such holder of Series C Preferred Shares then held the Common Shares Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration,” and the Common Shares Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, are referred to as the “Conversion Consideration”).

If the holders of our common shares have the opportunity to elect the form of consideration to be received in such Change of Control, the Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of our common shares that voted for such an election (if electing between two types of consideration) or holders of a plurality of our common shares that voted for such an election (if electing between more than two types of consideration), as the case may be.

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We will not issue fractional common shares upon the conversion of our Series C Preferred Shares. Instead, we will pay the cash value of such fractional shares.

Within 15 days following the occurrence of a Change of Control, we will provide to holders of Series C Preferred Shares a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right. This notice will state the following:

•	the events constituting the Change of Control;
•	the date of the Change of Control;
•	the last date on which the holders of Series C Preferred Shares may exercise their Change of Control Conversion Right;
•	the method and period for calculating the Common Share Price;
•	the Change of Control Conversion Date, which will be a business day that is no less than 20 days nor more than 35 days following the date of the notice;
•

that if, prior to the Change of Control Conversion Date, we have provided or provide notice of our election to redeem all or any Series C Preferred Shares, holders will not be able to convert the Series C Preferred Shares called for redemption and such shares will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right;

•	if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per Series C Preferred Share;
•	the name and address of the paying agent, transfer agent and the conversion agent;
•

the procedures that the holders of Series C Preferred Shares must follow to exercise the Change of Control Conversion Right (including procedures for surrendering shares for conversion through the facilities of a depositary), including the form of conversion notice to be delivered by such holders as described below; and

•	the last date on which holders of Series C Preferred Shares may withdraw shares surrendered for conversion and the procedures that such holders must follow to effect such a withdrawal.

We will issue a press release for publication on Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on our website, in any event prior to the opening of business on the first business day following any date on which we provide the notice described above to the holders of Series C Preferred Shares.

In order to exercise the Change of Control Conversion Right, a holder of Series C Preferred Shares will be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) evidencing Series C Preferred Shares to be converted, duly endorsed for transfer, together with a written conversion notice completed, to our transfer agent. The conversion notice must state:

•	the relevant Change of Control Conversion Date;
•	the number of Series C Preferred Shares to be converted; and
•	that the Series C Preferred Shares are to be converted pursuant to the applicable provisions of the Series C Preferred Shares.

The “Change of Control Conversion Date” will be a business day that is no less than 20 days nor more than 35 days after the date on which we provide the notice described above to the holders of Series C Preferred Shares.

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Holders of Series C Preferred Shares may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to our transfer agent prior to the close of business on the business day prior to the Change of Control Conversion Date. The notice of withdrawal must state:

•	the number of withdrawn Series C Preferred Shares;
•	if certificated Series C Preferred Shares have been issued, the certificate numbers of the withdrawn Series C Preferred Shares; and
•	the number of Series C Preferred Shares, if any, which remain subject to the conversion notice.

Notwithstanding the foregoing, if the Series C Preferred Shares are held in global form, the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures of The Depository Trust Company, or DTC.

Subject to the exercise of our redemption rights, Series C Preferred Shares as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date.

In connection with the exercise of any Change of Control Conversion Right, we will comply with all U.S. federal and state securities laws and stock exchange rules in connection with any conversion of Series C Preferred Shares into common shares. Notwithstanding any other provision of our Series C Preferred Shares, no holder of our Series C Preferred Shares will be entitled to convert such Series C Preferred Shares for our common shares to the extent that receipt of such common shares would cause such holder (or any other person) to exceed the share ownership limits contained in our Trust Agreement and the Series C Preferred Shares Amendment setting forth the terms of the Series C Preferred Shares. See “— Series C Restrictions on Ownership and Transfer.”

These Change of Control conversion and redemption features may make it more difficult for or discourage a party from taking over our Company. The change of control feature of our Series C Preferred Shares may not allow you to recover the liquidation preference of the Series C Preferred Shares, and the change of control conversion and redemption features of the Series C Preferred Shares may make it more difficult for, or discourage, a party from taking over our Company. We are not aware, however, of any specific effort to accumulate our shares with the intent to obtain control of our Company by means of a merger, tender offer, solicitation or otherwise. In addition, the Change of Control redemption feature is not part of a plan by us to adopt a series of anti-takeover provisions. Instead, the Change of Control conversion and redemption features are a result of negotiations between us and the underwriters.

Except as provided above in connection with a Change of Control, the Series C Preferred Shares are not convertible into or exchangeable for any other securities or property.

Voting Rights

Except as indicated below, the holders of Series C Preferred Shares have no voting rights.

If and whenever six quarterly dividends (whether or not consecutive) payable on our Series C Preferred Shares are in arrears, whether or not earned or declared, the number of members then constituting our Board of Trustees will be increased by two and the holders of Series C Preferred Shares, voting together as a single class with the holders of any other class or series of Parity Shares upon which like voting rights have been conferred and are exercisable (collectively, the “Voting Preferred Shares”), will have the right to elect two additional trustees of the Company (the “Preferred Share Trustees”) at an annual meeting of shareholders or a properly called special meeting of the holders of our Series C Preferred Shares and such Voting Preferred Shares and at each subsequent annual meeting of shareholders until all such dividends and dividends for the then current quarterly period on our Series C Preferred Shares and such other Voting Preferred Shares have been paid. Whenever all arrears in dividends on our Series C Preferred Shares and the Voting Preferred Shares then outstanding have been paid and full dividends on our Series C Preferred Shares and the Voting Preferred Shares for the then current quarterly dividend period have been paid in full or declared and set apart for payment in full, then the right of the holders of our Series C Preferred

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Shares and the Voting Preferred Shares to elect the Preferred Share Trustees will cease, the terms of office of the Preferred Share Trustees will forthwith terminate and the number of members of the Board of Trustees will be reduced accordingly. However, the right of the holders of our Series C Preferred Shares and the Voting Preferred Shares to elect the Preferred Share Trustees will again vest if and whenever six quarterly dividends (whether or not consecutive) are in arrears, as described above. In class votes with other Voting Preferred Shares, preferred shares of different classes or series shall vote in proportion to the liquidation preference of the respective preferred shares.

In addition, the approval of two-thirds of the votes entitled to be cast by the holders of outstanding Series C Preferred Shares, voting separately as a class, either at a meeting of shareholders or by written consent, is required (i) to amend, alter or repeal any provisions of our Trust Agreement or the Series C Preferred Shares Amendment setting forth the terms of the Series C Preferred Shares, whether by merger, consolidation or otherwise, to affect materially and adversely the voting powers, rights or preferences of the holders of our Series C Preferred Shares, (ii) to enter into any share exchange that affects the Series C Preferred Shares or to consolidate with or merge into any other entity, or to permit any other entity to consolidate with or merge into us, unless in each such case each Series C Preferred Share remains outstanding without a material adverse change to its terms and rights or is converted into or exchanged for preferred shares of the surviving or resulting entity having preferences, rights, dividends, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially identical to and in any event without any material adverse change to those of the Series C Preferred Shares, or (iii) to authorize, create, or increase the authorized amount of any class or series of capital shares having rights senior to our Series C Preferred Shares with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up (provided that if such amendment affects materially and adversely the rights, preferences, privileges or voting powers of one or more but not all of the other class or series of Voting Preferred Shares, the consent of the holders of at least two-thirds of the outstanding shares of each such class or series so affected is required). However, we may create additional classes of Parity Shares and Junior Shares, amend our Trust Agreement to increase the authorized number of Series C Preferred Shares, Parity Shares and Junior Shares and issue additional classes or series of Parity Shares and Junior Shares without the consent of any holder of Series C Preferred Shares.

Information Rights

During any period in which we are not subject to Section 13 or 15(d) of the Exchange Act and any Series C Preferred Shares are outstanding, we will (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series C Preferred Shares, as their names and addresses appear in our record books and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject thereto (other than any exhibits that would have been required) and (ii) promptly, upon request, supply copies of such reports to any prospective holder of Series C Preferred Shares. We will mail (or otherwise provide) the information to the holders of Series C Preferred Shares within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the SEC if we were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which we would be required to file such periodic reports if we were a “non-accelerated filer” within the meaning of the Exchange Act.

Series C Restrictions on Ownership and Transfer

Holders of Series C Preferred Shares will be subject to the ownership and transfer restrictions of our Trust Agreement and the Series C Preferred Shares Amendment setting forth the terms of the Series C Preferred Shares. For us to qualify as a REIT under the Code, not more than 50% in value of our outstanding shares, including any preferred shares, may be owned directly or indirectly by five or fewer individuals (as defined in the Code to include certain entities) during the last half of the taxable year. Accordingly, we may take actions to limit the beneficial ownership directly or indirectly by a single person of our outstanding securities including any preferred shares.

Our Trust Agreement generally prohibits any person (other than a person who has been granted an exception) from beneficially or constructively owning more than 9.9% of the aggregate of our outstanding common shares, or 9.9% of the aggregate of the outstanding shares of a class or series of our preferred shares. In addition, pursuant to the Series C Preferred Shares Amendment setting forth the terms of the Series C Preferred Shares, no person may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.9% (by value or number of shares, whichever is more restrictive) of our Series C Preferred Shares.

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Our board of trustees, in its sole discretion, may exempt a person from the above ownership limits. However, our board of trustees may not grant an exemption to any person unless our board of trustees obtains such representations and undertakings as our board of trustees may deem appropriate in order to determine that granting the exemption would not result in our losing our qualification as a REIT. As a condition of granting the exemption, our board of trustees will require a ruling from the Internal Revenue Service or an opinion of counsel or PREIT’s tax accountants to the effect that such exemption will not result in PREIT being “closely held” within the meaning of Section 856(h) of the Internal Revenue Code.

In addition to the 9.9% ownership limit discussed above, the Series C Preferred Shares are subject to the transfer restrictions set forth in our Trust Agreement, as amended by the Series C Preferred Shares Amendment, setting forth the terms of the Series C Preferred Shares. Generally, the Trust Agreement, as amended by the Series C Preferred Shares Amendment, prohibits the transfer of Series C Preferred Shares which, if effective, would result in any person beneficially or constructively owning Series C Preferred Shares in excess, or in violation, of the transfer or ownership limitations. In that event, that number of Series C Preferred Shares, the beneficial or constructive ownership of which otherwise would cause such person to violate the transfer or ownership limitations (rounded up to the nearest whole share), will be automatically exchanged for an equal number of Excess Shares (as defined in the Trust Agreement), which Excess Shares shall be deemed to have been transferred to the Company, as trustee of a Special Trust (as defined in the Trust Agreement) for the exclusive benefit of the beneficiaries thereof. The prohibited owner will not acquire any rights in such Series C Preferred Shares. This automatic transfer will be considered effective as of the close of business on the business day before the violative transfer.

Transfer Agent, Registrar, Dividend Disbursing Agent, Conversion Agent and Redemption Agent

The transfer agent, registrar, dividend disbursing agent, conversion agent and redemption agent for our Series C Preferred Shares is EQ Shareowner Services.

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6.875% Series D Cumulative Redeemable Perpetual Preferred Shares

(Liquidation Preference $25.00 Per Share)

In September 2017, we adopted a designating amendment to our Trust Agreement to classify 5,520,000 shares of our authorized preferred shares as 6.875% Series D Cumulative Redeemable Perpetual Preferred Shares and authorize the issuance thereof (the “Series D Preferred Shares Amendment.”) The holders of Series D Preferred Shares have no preemptive rights with respect to any of our shares or any of our other securities convertible into or carrying rights or options to purchase any shares of our shares.

Our Series D Preferred Shares are not subject to any sinking fund and we have no obligation to redeem or repurchase our Series D Preferred Shares. Unless converted by the holder in connection with a Change of Control or redeemed or repurchased by us, our Series D Preferred Shares will have a perpetual term, with no maturity.

The Series D Preferred Shares Amendment setting forth the terms of our Series D Preferred Shares permits us to “reopen” this series, without the consent of the holders of our Series D Preferred Shares, in order to issue additional Series D Preferred Shares from time to time. Thus, we may in the future issue additional Series D Preferred Shares without the holders’ consent. Any additional Series D Preferred Shares will have the same terms as the Series D Preferred Shares issued in September 2017. Any additional Series D Preferred Shares will, together with the Series D Preferred Shares issued in September 2017, constitute a single series of preferred shares under the Trust Agreement.

Ranking

Our Series D Preferred Shares rank senior to the Junior Shares (as defined under “— Dividends” below), including our common shares, and equally with our Series B Preferred Shares, Series C Preferred Shares and any other parity equity securities that we might issue in the future, with respect to payment of dividends and amounts upon liquidation, dissolution or winding up. While any Series D Preferred Shares are outstanding, we may not authorize or create any class or series of capital shares that ranks senior to our Series D Preferred Shares with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up without the consent of the holders of two-thirds of the outstanding Series D Preferred Shares voting as a single class. However, we may create additional classes or series of shares, amend our Trust Agreement to increase the authorized number of preferred shares or issue any class or series of equity securities ranking equally with our Series D Preferred Shares with respect, in each case, to the payment of dividends and amounts upon liquidation, dissolution or winding up (“Parity Shares”) without the consent of any holder of Series D Preferred Shares. See “— Voting Rights” below for a discussion of the voting rights applicable if we seek to create any class or series of equity securities senior to our Series D Preferred Shares.

Dividends

Holders of Series D Preferred Shares are entitled to receive, when, as and if authorized by our Board of Trustees, out of funds legally available for payment, and declared by us, cumulative cash dividends at the rate of 6.875% per annum per share of its liquidation preference (equivalent to $1.71875 per annum per Series D Preferred Share).

Dividends on each Series D Preferred Share shall accrue daily and shall be cumulative from, and including, the date of original issue and are payable quarterly in arrears on or about the 15th day of each March, June, September and December (each, a “dividend payment date”), at the then applicable annual rate; provided, however, that if any dividend payment date falls on any day other than a business day, as defined in the Series D Preferred Shares Amendment setting forth the terms of the Series D Preferred Shares, the dividend due on such dividend payment date shall be paid on the first business day immediately following such dividend payment date and no interest, additional dividends or other sum will accrue on the amount so payable for the period from and after that dividend payment date to that next succeeding business day. Each dividend is payable to holders of record as they appear on our share records at the close of business on the record date, not exceeding 30 days preceding the payment dates thereof as fixed by our Board of Trustees. Dividends are cumulative from, and including, the date of original issue or the most recent dividend payment date to which dividends have been paid, whether or not in any dividend

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period or periods there shall be funds of ours legally available for the payment of such dividends. Accumulations of dividends on our Series D Preferred Shares will not bear interest and holders of our Series D Preferred Shares will not be entitled to any dividends in excess of full cumulative dividends. Dividends payable on our Series D Preferred Shares for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on our Series D Preferred Shares for each full dividend period will be computed by dividing the annual dividend rate by four.

No dividend will be declared or paid on any Parity Shares unless full cumulative dividends have been declared and paid or are contemporaneously declared and funds sufficient for payment set aside on our Series D Preferred Shares for all prior dividend periods; provided, however, that if accrued dividends on our Series D Preferred Shares for all prior dividend periods have not been paid in full or a sum sufficient for such payment is not set apart, then any dividend declared on our Series D Preferred Shares for any dividend period and on any Parity Shares will be declared ratably in proportion to accrued and unpaid dividends on our Series D Preferred Shares and such Parity Shares. All of our dividends on our Series D Preferred Shares will be credited first to the earliest accrued and unpaid dividend.

Our Board of Trustees will not authorize and we will not (i) declare, pay or set apart funds for the payment of any dividend or other distribution with respect to any Junior Shares (other than in the form of Junior Shares) or (ii) redeem, purchase or otherwise acquire for consideration any Junior Shares through a sinking fund or otherwise (other than a redemption or purchase or other acquisition of our common shares made for purposes of an employee incentive or benefit plan of our Company or any subsidiary, or a conversion into or exchange for Junior Shares or redemptions for the purpose of preserving our qualification as a REIT), unless all cumulative dividends with respect to our Series D Preferred Shares and any Parity Shares at the time such dividends are payable have been paid or funds have been set apart for payment of such dividends.

As used herein, (i) the term “dividend” does not include dividends payable solely in Junior Shares on Junior Shares, or in options, warrants or rights to holders of Junior Shares to subscribe for or purchase any Junior Shares, and (ii) the term “Junior Shares” means our common shares, and any other class or series of our capital shares now or hereafter issued and outstanding that ranks junior as to the payment of dividends or amounts upon liquidation, dissolution and winding up to our Series D Preferred Shares.

Liquidation Preference

The holders of Series D Preferred Shares will be entitled to receive in the event of any liquidation, dissolution or winding up of our Company, whether voluntary or involuntary, $25.00 per Series D Preferred Share, which we refer to in this exhibit as the “Liquidation Preference,” plus an amount per share of Series D Preferred Shares equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to, but not including, the date of final distribution to such holders.

Until the holders of Series D Preferred Shares have been paid their entire Liquidation Preference per share, plus all accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date of final distribution to such holders, no payment will be made to any holder of Junior Shares upon the liquidation, dissolution or winding up of our Company. If, upon any liquidation, dissolution or winding up of our Company, our assets, or proceeds thereof, distributable among the holders of our Series D Preferred Shares are insufficient to pay in full the Liquidation Preference plus all accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date of final distribution to such holders, and the liquidation preference and all accrued and unpaid dividends with respect to any Parity Shares, then such assets, or the proceeds thereof, will be distributed among the holders of Series D Preferred Shares and any other Parity Shares ratably in accordance with the respective amounts which would be payable on such Series D Preferred Shares and any Parity Shares if all amounts payable thereon were paid in full. None of (i) a consolidation or merger of our Company with one or more entities, (ii) a statutory share exchange by our Company or (iii) a sale or transfer of all or substantially all of our assets, individually or as part of a series of transactions, will be considered a liquidation, dissolution or winding up, voluntary or involuntary, of our Company.

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Optional Redemption

We may not redeem our Series D Preferred Shares prior to September 15, 2022, except in certain limited circumstances relating to the ownership limitation necessary to preserve our qualification as a REIT or in connection with our special optional redemption right to redeem Series D Preferred Shares upon a Change of Control (as defined under “— Conversion Rights — Definitions” below). For further information regarding these exceptions, see “— Special Optional Redemption” below. To assist us in complying with the limitations on the concentration of ownership of a REIT imposed by the Internal Revenue Code, we may, at our option, redeem our Series D Preferred Shares, in whole, at any time, or in part, from time to time, for cash at $25.00 per share, plus, subject to exceptions, any accrued and unpaid dividends (whether or not declared) to, but not including, the date fixed for redemption. On or after September 15, 2022, we, at our option upon not less than 30 nor more than 60 days written notice, may redeem our Series D Preferred Shares, in whole, at any time, or in part, from time to time, for cash at a redemption price of $25.00 per share, plus all accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date fixed for redemption, which we refer to in this exhibit collectively as the “redemption price.”

A notice of optional redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of our Series D Preferred Shares at their addresses as they appear on our share transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Series D Preferred Shares except as to the holder to whom notice was defective or not given. Each notice will state:

•	the redemption date;
•

the redemption price and whether or not accrued and unpaid dividends will be payable to holders surrendering Series D Preferred Shares or to the persons who were holders of record at the close of business on the relevant dividend record date;

•	the number of Series D Preferred Shares to be redeemed;
•	the place or places where the certificates, if any, evidencing the Series D Preferred Shares are to be surrendered for payment;
•

the procedures that the holders of Series D Preferred Shares must follow to surrender the certificates, if any, for redemption, including whether the certificates, if any, shall be properly endorsed or assigned for transfer; and

•	that dividends on the shares to be redeemed will cease to accrue on such redemption date.

If fewer than all the Series D Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of Series D Preferred Shares to be redeemed from such holder. If fewer than all of the outstanding Series D Preferred Shares are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata. If any redemption date is not a business day, then the redemption price may be paid on the next business day and no interest, additional dividends or other sums will accrue on the amount payable for the period from and after that redemption date to that next business day.

Special Optional Redemption

Upon the occurrence of a Change of Control (as defined under “— Conversion Rights” below), we have the option to redeem our Series D Preferred Shares, in whole, at any time, or in part, from time to time, within 120 days after the date on which such Change of Control has occurred for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not declared) to, but not including, the redemption date. If, prior to the Change of Control Conversion Date (as defined below), we have provided or provide notice of our election to redeem some or all of the Series D Preferred Shares (whether pursuant to our optional redemption right described above under “— Optional Redemption” or this special optional redemption right), the holders of Series D Preferred Shares will not have the Change of Control Conversion Right (as defined below) with respect to the shares called for redemption. If we elect to redeem any Series D Preferred Shares as described in this paragraph, we may use any available cash to pay the redemption price, and we will not be required to pay the redemption price only out of the proceeds from the issuance of other classes and series of our capital shares or any other specific source.

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A notice of special optional redemption will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of our Series D Preferred Shares at their addresses as they appear on our share transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the special optional redemption of the Series D Preferred Shares except as to the holder to whom notice was defective or not given. Each notice will state:

•	the redemption date;
•

the redemption price and whether or not accrued and unpaid dividends will be payable to holders surrendering Series D Preferred Shares or to the persons who were holders of record at the close of business on the relevant dividend record date;

•	the number of Series D Preferred Shares to be redeemed;
•	the place or places where the certificates, if any, evidencing the Series D Preferred Shares are to be surrendered for payment;
•

the procedures that the holders of Series D Preferred Shares must follow to surrender the certificates, if any, for redemption, including whether the certificates, if any, shall be properly endorsed or assigned for transfer;

•

that the Series D Preferred Shares are being redeemed pursuant to our special optional redemption right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control;

•

that the holders of Series D Preferred Shares to which the notice relates will not be able to tender such Series D Preferred Shares for conversion in connection with the Change of Control and each Series D Preferred Share tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date; and

•	that dividends on the shares to be redeemed will cease to accrue on such redemption date.

If fewer than all the Series D Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of Series D Preferred Shares to be redeemed from such holder. If fewer than all of the outstanding Series D Preferred Shares are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata. If any redemption date is not a business day, then the redemption price may be paid on the next business day and no interest, additional dividends or other sums will accrue on the amount payable for the period from and after that redemption date to that next business day.

General Provisions Applicable to Redemptions

On the redemption date, we must pay on each Series D Preferred Share to be redeemed any accrued and unpaid dividends, in arrears, for any dividend period ending on or prior to the redemption date. In the case of a redemption date falling after a dividend payment record date and on or prior to the related payment date, the holders of Series D Preferred Shares at the close of business on such record date will be entitled to receive the dividend payable on such shares on the corresponding dividend payment date, notwithstanding the redemption of such shares on or prior to such dividend payment date. Except as provided for in the two preceding sentences, no payment or allowance will be made for unpaid dividends, whether or not in arrears, on any Series D Preferred Shares called for redemption.

If full cumulative dividends on our Series D Preferred Shares and any Parity Shares have not been paid or declared and set apart for payment, we may not purchase, redeem or otherwise acquire any Series D Preferred Shares or any Parity Shares other than in exchange for Junior Shares; provided, however, that the foregoing shall not prevent the purchase by us of shares held in excess of the limits in our Trust Agreement in order to ensure that we continue to meet the requirements for qualification as a REIT. See “— Series D Restrictions on Ownership and Transfer.”

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On and after the date fixed for redemption, provided that we have made available at the office of the registrar and transfer agent a sufficient amount of cash to effect the redemption, dividends will cease to accrue on the Series D Preferred Shares called for redemption (except that, in the case of a redemption date after a dividend payment record date and on or prior to the related payment date, holders of Series D Preferred Shares on the dividend payment record date will be entitled to receive the dividend payable on such shares on the corresponding dividend payment date), such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as holders of Series D Preferred Shares shall cease except the right to receive the cash payable upon such redemption, without interest from the date of such redemption.

Conversion Rights

Definitions

As used in this exhibit, the following terms shall have the following meanings:

A “Change of Control” will be deemed to have occurred at such time after the original issuance of the Series D Preferred Shares when the following has occurred:

•

the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in the election of our trustees (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•

following the closing of any transaction referred to in the bullet point above, neither we nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on NYSE, NYSE American, or NASDAQ, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, NYSE American or NASDAQ.

The “Common Share Price” will be (i) if the consideration to be received in the Change of Control by the holders of our common shares is solely cash, the amount of cash consideration per common share or (ii) if the consideration to be received in the Change of Control by holders of our common shares is other than solely cash (x) the average of the closing sale prices per common share (or, if no closing sale price is reported, the average of the closing bid and ask prices per share or, if more than one in either case, the average of the average closing bid and the average closing ask prices per share) for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred as reported on the principal U.S. securities exchange on which our common shares are then traded, or (y) the average of the last quoted bid prices for our common shares in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred, if our common shares are not then listed for trading on a U.S. securities exchange.

Conversion

Upon the occurrence of a Change of Control, each holder of Series D Preferred Shares has the right (unless, prior to the Change of Control Conversion Date, we have provided or provide notice of our election to redeem some or all of the Series D Preferred Shares held by such holder as described above under “— Optional Redemption” or “— Special Optional Redemption,” in which case such holder will have the right only with respect to Series D Preferred Shares that are not called for redemption) to convert some or all of the Series D Preferred Shares held by such holder (referred to as the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number of our common shares per Series D Preferred Share (referred to as the “Common Shares Conversion Consideration”) equal to the lesser of:

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•

the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference per Series D Preferred Share plus the amount of any accrued and unpaid dividends thereon to but excluding the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series D Preferred Shares dividend payment and prior to the corresponding dividend payment date for the Series D Preferred Shares, in which case no additional amount for such accrued and unpaid dividends will be included in this sum) by (ii) the Common Share Price, as defined above (such quotient is referred to as the “Conversion Rate”); and

•	4.9068 (referred to as the “Share Cap”).

Anything in the Series D Preferred Shares Amendment to the contrary notwithstanding and except as otherwise required by law, the persons who are the holders of record of Series D Preferred Shares at the close of business on a record date for the payment of dividends will be entitled to receive the dividend payable on the corresponding dividend payment date notwithstanding the conversion of those shares after such record date and on or prior to such dividend payment date and, in such case, the full amount of such dividend shall be paid on such dividend payment date to the persons who were the holders of record at the close of business on such record date.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of our common shares), subdivisions or combinations (in each case referred to as a “Share Split”) with respect to our common shares as follows: the adjusted Share Cap as the result of a Share Split will be the number of our common shares that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of our common shares outstanding immediately after giving effect to such Share Split and the denominator of which is the number of our common shares outstanding immediately prior to such Share Split.

For the avoidance of doubt, subject to the immediately succeeding sentence, the number of our common shares (or equivalent Alternative Conversion Consideration (as defined below), as applicable) issuable or deliverable, as applicable, in connection with the exercise of the Change of Control Conversion Right will not exceed 23,552,640 common shares in total (or equivalent Alternative Conversion Consideration, as applicable), subject to proportionate increase to the extent the underwriters’ option to purchase additional Series D Preferred Shares is exercised, not to exceed 27,085,536 common shares in total (or equivalent Alternative Conversion Consideration, as applicable) (referred to as the “Exchange Cap”). The Exchange Cap is subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustment to the Share Cap, and shall be increased on a pro rata basis with respect to any additional Series D Preferred Shares designated and authorized for issuance pursuant to any subsequent amendments to our Trust Agreement.

In the case of a Change of Control as a result of which holders of our common shares are entitled to receive consideration in a form other than solely our common shares, including other securities, other property or assets (including cash or any combination thereof) with respect to or in exchange for our common shares (the “Alternative Form Consideration”), a holder of Series D Preferred Shares will be entitled thereafter to convert (subject to our redemption rights as described above) such Series D Preferred Shares not into our common shares but solely into the kind and amount of Alternative Form Consideration which the holder of Series D Preferred Shares would have owned or been entitled to receive upon such Change of Control as if such holder of Series D Preferred Shares then held the Common Shares Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration,” and the Common Shares Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, are referred to as the “Conversion Consideration”).

If the holders of our common shares have the opportunity to elect the form of consideration to be received in such Change of Control, the Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of our common shares that voted for such an election (if electing between two types of consideration) or holders of a plurality of our common shares that voted for such an election (if electing between more than two types of consideration), as the case may be.

We will not issue fractional common shares upon the conversion of our Series D Preferred Shares. Instead, we will pay the cash value of such fractional shares.

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Within 15 days following the occurrence of a Change of Control, we will provide to holders of Series D Preferred Shares a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right. This notice will state the following:

•	the events constituting the Change of Control;
•	the date of the Change of Control;
•	the last date on which the holders of Series D Preferred Shares may exercise their Change of Control Conversion Right;
•	the method and period for calculating the Common Share Price;
•	the Change of Control Conversion Date, which will be a business day that is no less than 20 days nor more than 35 days following the date of the notice;
•

that if, prior to the Change of Control Conversion Date, we have provided or provide notice of our election to redeem all or any Series D Preferred Shares, holders will not be able to convert the Series D Preferred Shares called for redemption and such shares will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right;

•	if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per Series D Preferred Share;
•	the name and address of the paying agent, transfer agent and the conversion agent;
•

the procedures that the holders of Series D Preferred Shares must follow to exercise the Change of Control Conversion Right (including procedures for surrendering shares for conversion through the facilities of a depositary), including the form of conversion notice to be delivered by such holders as described below; and

•	the last date on which holders of Series D Preferred Shares may withdraw shares surrendered for conversion and the procedures that such holders must follow to effect such a withdrawal.

We will issue a press release for publication on Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on our website, in any event prior to the opening of business on the first business day following any date on which we provide the notice described above to the holders of Series D Preferred Shares.

In order to exercise the Change of Control Conversion Right, a holder of Series D Preferred Shares will be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) evidencing Series D Preferred Shares to be converted, duly endorsed for transfer, together with a written conversion notice completed, to our transfer agent. The conversion notice must state:

•	the relevant Change of Control Conversion Date;
•	the number of Series D Preferred Shares to be converted; and
•	that the Series D Preferred Shares are to be converted pursuant to the applicable provisions of the Series D Preferred Shares.

The “Change of Control Conversion Date” will be a business day that is no less than 20 days nor more than 35 days after the date on which we provide the notice described above to the holders of Series D Preferred Shares.

Holders of Series D Preferred Shares may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to our transfer agent prior to the close of business on the business day prior to the Change of Control Conversion Date. The notice of withdrawal must state:

•	the number of withdrawn Series D Preferred Shares;

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•	if certificated Series D Preferred Shares have been issued, the certificate numbers of the withdrawn Series D Preferred Shares; and
•	the number of Series D Preferred Shares, if any, which remain subject to the conversion notice.

Notwithstanding the foregoing, if the Series D Preferred Shares are held in global form, the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures of The Depository Trust Company, or DTC.

Subject to the exercise of our redemption rights, Series D Preferred Shares as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date.

In connection with the exercise of any Change of Control Conversion Right, we will comply with all U.S. federal and state securities laws and stock exchange rules in connection with any conversion of Series D Preferred Shares into common shares. Notwithstanding any other provision of our Series D Preferred Shares, no holder of our Series D Preferred Shares will be entitled to convert such Series D Preferred Shares for our common shares to the extent that receipt of such common shares would cause such holder (or any other person) to exceed the share ownership limits contained in our Trust Agreement and the Series D Preferred Shares Amendment setting forth the terms of the Series D Preferred Shares. See “— Series D Restrictions on Ownership and Transfer.”

These Change of Control conversion and redemption features may make it more difficult for or discourage a party from taking over our Company. See The change of control feature of our Series D Preferred Shares may not allow you to recover the liquidation preference of the Series D Preferred Shares, and the change of control conversion and redemption features of the Series D Preferred Shares may make it more difficult for, or discourage, a party from taking over our Company. We are not aware, however, of any specific effort to accumulate our shares with the intent to obtain control of our Company by means of a merger, tender offer, solicitation or otherwise. In addition, the Change of Control redemption feature is not part of a plan by us to adopt a series of anti-takeover provisions. Instead, the Change of Control conversion and redemption features are a result of negotiations between us and the underwriters.

Except as provided above in connection with a Change of Control, the Series D Preferred Shares are not convertible into or exchangeable for any other securities or property.

Voting Rights

Except as indicated below, the holders of Series D Preferred Shares have no voting rights.

If and whenever six quarterly dividends (whether or not consecutive) payable on our Series D Preferred Shares are in arrears, whether or not earned or declared, the number of members then constituting our Board of Trustees will be increased by two and the holders of Series D Preferred Shares, voting together as a class with the holders any other class or series of Parity Shares upon which like voting rights have been conferred and are exercisable (any such other class or series, the “Voting Preferred Shares”), will have the right to elect two additional trustees of the Company (the “Preferred Share Trustees”) at an annual meeting of shareholders or a properly called special meeting of the holders of our Series D Preferred Shares and such Voting Preferred Shares and at each subsequent annual meeting of shareholders until all such dividends and dividends for the then current quarterly period on our Series D Preferred Shares and such other Voting Preferred Shares have been paid. Whenever all arrears in dividends on our Series D Preferred Shares and the Voting Preferred Shares then outstanding have been paid and full dividends on our Series D Preferred Shares and the Voting Preferred Shares for the then current quarterly dividend period have been paid in full or declared and set apart for payment in full, then the right of the holders of our Series D Preferred Shares and the Voting Preferred Shares to elect the Preferred Share Trustees will cease, the terms of office of the Preferred Share Trustees will forthwith terminate and the number of members of the Board of Trustees will be reduced accordingly. However, the right of the holders of our Series D Preferred Shares and the Voting Preferred Shares to elect the Preferred Share Trustees will again vest if and whenever six quarterly dividends (whether or not consecutive) are in arrears, as described above. In class votes with other Voting Preferred Shares, preferred shares of different classes or series shall vote in proportion to the liquidation preference of the respective preferred shares.

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In addition, the approval of two-thirds of the votes entitled to be cast by the holders of outstanding Series D Preferred Shares, voting separately as a class, either at a meeting of shareholders or by written consent, is required (i) to amend, alter or repeal any provisions of our Trust Agreement or the Series D Preferred Shares Amendment setting forth the terms of the Series D Preferred Shares, whether by merger, consolidation or otherwise, to affect materially and adversely the voting powers, rights or preferences of the holders of our Series D Preferred Shares, (ii) to enter into any share exchange that affects the Series D Preferred Shares or to consolidate with or merge into any other entity, or to permit any other entity to consolidate with or merge into us, unless in each such case each Series D Preferred Share remains outstanding without a material adverse change to its terms and rights or is converted into or exchanged for preferred shares of the surviving or resulting entity having preferences, rights, dividends, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially identical to and in any event without any material adverse change to those of the Series D Preferred Shares, or (iii) to authorize, create, or increase the authorized amount of any class or series of capital shares having rights senior to our Series D Preferred Shares with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up (provided that if such amendment affects materially and adversely the rights, preferences, privileges or voting powers of one or more but not all of the other class or series of Voting Preferred Shares, the consent of the holders of at least two-thirds of the outstanding shares of each such class or series so affected is required). However, we may create additional classes of Parity Shares and Junior Shares, amend our Trust Agreement to increase the authorized number of Series D Preferred Shares, Parity Shares and Junior Shares and issue additional classes or series of Parity Shares and Junior Shares without the consent of any holder of Series D Preferred Shares.

Information Rights

During any period in which we are not subject to Section 13 or 15(d) of the Exchange Act and any Series D Preferred Shares are outstanding, we will (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series D Preferred Shares, as their names and addresses appear in our record books and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject thereto (other than any exhibits that would have been required) and (ii) promptly, upon request, supply copies of such reports to any prospective holder of Series D Preferred Shares. We will mail (or otherwise provide) the information to the holders of Series D Preferred Shares within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the SEC if we were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which we would be required to file such periodic reports if we were a “non-accelerated filer” within the meaning of the Exchange Act.

Series D Restrictions on Ownership and Transfer

Holders of Series D Preferred Shares will be subject to the ownership and transfer restrictions of our Trust Agreement and the Series D Preferred Shares Amendment setting forth the terms of the Series D Preferred Shares. For us to qualify as a REIT under the Code, not more than 50% in value of our outstanding shares, including any preferred shares, may be owned directly or indirectly by five or fewer individuals (as defined in the Code to include certain entities) during the last half of the taxable year. Accordingly, we may take actions to limit the beneficial ownership directly or indirectly by a single person of our outstanding securities including any preferred shares.

Our Trust Agreement generally prohibits any person (other than a person who has been granted an exception) from beneficially or constructively owning more than 9.9% of the aggregate of our outstanding common shares, or 9.9% of the aggregate of the outstanding shares of a class or series of our preferred shares. In addition, pursuant to the Series D Preferred Shares Amendment setting forth the terms of the Series D Preferred Shares, no person may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.9% (by value or number of shares, whichever is more restrictive) of our Series D Preferred Shares.

Our board of trustees, in its sole discretion, may exempt a person from the above ownership limits. However, our board of trustees may not grant an exemption to any person unless our board of trustees obtains such representations and undertakings as our board of trustees may deem appropriate in order to determine that granting the exemption would not result in our losing our qualification as a REIT. As a condition of granting the exemption, our board of trustees will require a ruling from the Internal Revenue Service or an opinion of counsel or PREIT’s tax accountants to the effect that such exemption will not result in PREIT being “closely held” within the meaning of Section 856(h) of the Internal Revenue Code.

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In addition to the 9.9% ownership limit discussed above, the Series D Preferred Shares are subject to the transfer restrictions set forth in our Trust Agreement, as amended by the Series D Preferred Shares Amendment, setting forth the terms of the Series D Preferred Shares. Generally, the Trust Agreement, as amended by the Series D Preferred Shares Amendment, prohibits the transfer of Series D Preferred Shares which, if effective, would result in any person beneficially or constructively owning Series D Preferred Shares in excess, or in violation, of the transfer or ownership limitations. In that event, that number of Series D Preferred Shares, the beneficial or constructive ownership of which otherwise would cause such person to violate the transfer or ownership limitations (rounded up to the nearest whole share), will be automatically exchanged for an equal number of Excess Shares (as defined in the Trust Agreement), which Excess Shares shall be deemed to have been transferred to the Company, as trustee of a Special Trust (as defined in the Trust Agreement) for the exclusive benefit of the beneficiaries thereof. The prohibited owner will not acquire any rights in such Series D Preferred Shares. This automatic transfer will be considered effective as of the close of business on the business day before the violative transfer.

Transfer Agent, Registrar, Dividend Disbursing Agent, Conversion Agent and Redemption Agent

The transfer agent, registrar, dividend disbursing agent, conversion agent and redemption agent for our Series D Preferred Shares is EQ Shareowner Services.

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